                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    June 20, 2007
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                                                                           Elcom International, Inc.
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                                                               (Exact Name of Registrant as Specified in Charter)

                          Delaware                                                  000-27376                                                 04-3175156
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                 (State or Other Jurisdiction                                      (Commission                                              (IRS Employer
                        of Incorporation)                                          File Number)                                          Identification No.)

                                             10 Oceana Way Norwood, Massachusetts                                             02062
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                                           (Address of Principal Executive Offices)                                         (Zip Code)

Registrant’s telephone number, including area code                        (781) 501-4000
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                                                                                      N/A
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                                                         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal
Officers.

On June 20, 2007,  Elcom  International,  Inc. (the "Company") and John Halnen mutually agreed to separate and that with effect from June 20, 2007,  Mr.  Halnen is no longer  President  and Chief  Executive  Officer of the Company.
The Company is discussing final separation arrangements with Mr. Halnen.

On June 20, 2007,  Gregory King was appointed as the Company's  Chief  Executive  Officer on an interim basis until such time as the  Company  appoints a new  officer  to serve in this  position.  Gregory  King was  appointed  as a
Director of the Company on April 21, 2006. On the same date,  Mr. King was appointed  Executive  Vice  President of
Business  Development  of  the  Company.  Mr.  King,  who is 54,  originally  joined  elcom,  inc.,  the  Company’s technology  subsidiary  in  April  of 1997 as  Vice  President  of  Product  Marketing,  in  conjunction  with  the acquisition  of a  procurement  software  application  by elcom,  inc.  Mr.  King was a part owner of rights to the acquired  technology.  Mr. King has been the Vice  President of Sales and Marketing of elcom,  inc., and has served in similar  capacities for over five years.  Mr. King is also the global head of the Company’s  sales and marketing functions.  Mr. King is a citizen of the United States.

                                                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                              ELCOM INTERNATIONAL, INC.

Date     June 25, 2007
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                                                                                                By      /s/   Sean P. Lewis
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                                                                                              Sean P. Lewis
                                                                                              Chairman of the Board